Long-Term Debt, net	12 Months Ended
Dec. 31, 2017
Long-Term Debt, net
Long-Term Debt, net

11. Long-Term Debt, net

        Long-term debt as of December 31, 2017 consisted of the following (in thousands):

Credit Facility	Balance as of December 31, 2017	Balance as of December 31, 2016
The Royal Bank of Scotland	$634,864	$648,528
HSH Nordbank AG-Aegean Baltic Bank-Piraeus Bank	622,851	624,570
HSH Nordbank-EnTrustPermal	—	12,200
The Export-Import Bank of Korea & ABN Amro	23,109	34,359
Deutsche Bank	156,062	164,582
Citibank	117,316	127,353
Credit Suisse	176,189	189,080
ABN Amro-Bank of America Merrill Lynch-Burlington Loan Management—National Bank of Greece	199,302	217,584
EnTrustPermal-Credit Suisse-CitiGroup	220,689	242,229
The Royal Bank of Scotland (January 2011 Credit Facility)	24,316	42,384
HSH Nordbank AG-Aegean Baltic Bank-Piraeus Bank (January 2011 Credit Facility)	17,205	34,562
ABN Amro-Bank of America Merrill Lynch-Burlington Loan Management—National Bank of Greece (January 2011 Credit Facility)	8,771	9,655
Sinosure CEXIM-Citibank-ABN Amro Credit Facility	81,360	101,700
Club Facility (January 2011 Credit Facility)	—	11,590
Citibank—Eurobank Credit Facility (January 2011 Credit Facility)	37,645	47,938
Comprehensive Financing Plan exit fees accrued	21,099	18,948

Total long-term debt	$2,340,778	$2,527,262

Less: Deferred finance costs, net	(11,177)	(22,330)

Total long-term debt net of deferred finance cost	$2,329,601	$2,504,932

        All floating rate loans discussed above are collateralized by first and second preferred mortgages over the vessels financed, general assignment of all hire freights, income and earnings, the assignment of their insurance policies, as well as any proceeds from the sale of mortgaged vessels and the corporate guarantee of Danaos Corporation.

        The lenders have the right to call the debt due to the breach of certain covenants as further described below. The scheduled maturities of long-term debt subsequent to December 31, 2017 are as follows (in thousands):

	Fixed principal repayments	Variable principal payments	Final Payment due on December 31, 2018*	Total principal payments
2018	$203,364	—	$2,055,295	$2,258,659
2019	20,340	—	—	20,340
2020	20,340	—	—	20,340
2021	20,340	—	—	20,340

Total long-term debt	$264,384	—	$2,055,295	$2,319,679

*

The last payment due on December 31, 2018, includes the unamortized remaining principal debt balances under the Bank Agreement, as such amount will be determinable following the fixed and variable amortization.

        The maturities of long term debt for the twelve month periods subsequent to December 31, 2017 are based on the terms of the Bank Agreement, under which the Company was not required to repay any outstanding principal amounts under its credit facilities, other than the KEXIM ABN Amro credit facility which is not covered by the Bank Agreement, until May 15, 2013; thereafter until December 31, 2018 it is required to make quarterly principal payments in fixed amounts. In addition, the Company is required to make an additional payment in such amount that, together with the fixed principal payment, equals a certain percentage of its Actual Free Cash Flow of the preceding financial quarter. The table above includes both the fixed payments for which the Company has a contractual obligation, as well as the Company's estimate of the future Actual Free Cash Flows and resulting variable amortization. The last payment due on December 31, 2018, will also include the unamortized remaining principal debt balances, as such amount will be determinable following the fixed and variable amortization.

        On September 12, 2013, the Company signed a supplemental letter extending the terms of the February 9, 2012 supplemental letter through November 20, 2018 (the maturity of the respective credit facility), which amended the interest rate margin and the financial covenants of its KEXIM-ABN Amro credit facility. More specifically, under the February 9, 2012 supplemental letter the financial covenants were aligned with those set forth in the Bank Agreement (see below), and the interest rate margin was increased by 0.5 percentage points.

Bank Agreement

        On January 24, 2011, the Company entered into a definitive agreement, which became effective on March 4, 2011, referred to as the Bank Agreement, that superseded, amended and supplemented the terms of each of the Company's then existing credit facilities (other than its credit facilities with KEXIM and KEXIM-ABN Amro which are not covered thereby), and provided for, among other things, revised amortization schedules, maturities, interest rates, financial covenants, events of defaults, guarantee and security packages and approximately $425 million of new debt financing. Subject to the terms of the Bank Agreement and the intercreditor agreement (the "Intercreditor Agreement"), which the Company entered into with each of the lenders participating under the Bank Agreement to govern the relationships between the lenders thereunder, under the January 2011 Credit Facilities (as described and defined below) and under the Hyundai Samho Vendor Financing described below, the lenders participating thereunder continued to provide the Company's then outstanding credit facilities and amended the covenants under such credit facilities in accordance with the terms of the Bank Agreement.

        In accordance with the accounting guidance for troubled debt restructuring, the Company's debt did not meet the conditions of troubled debt restructuring as the lenders have not granted a concession. The effective borrowing rate of the restructured debt was higher than the effective borrowing rate of the old debt.

Interest and Fees

        Under the terms of the Bank Agreement, borrowings under each of the Company's existing credit facilities, other than the KEXIM-ABN Amro credit facility which is not covered by the Bank Agreement, bear interest at an annual interest rate of LIBOR plus a margin of 1.85%.

        The Company was required to pay an amendment fee equal to 0.5% of the outstanding commitments under each existing financing arrangement, or $12.5 million in the aggregate, of which 20% was paid and deferred on the signing of a commitment letter for the Bank Agreement in August 2010, 40% was paid in January 2011 upon the signing of the Bank Agreement and the remaining 40% was due on December 31, 2014. The Company settled in full this amendment fee by paying $4.3 million on December 23, 2014 and $0.7 million on January 7, 2015. This amendment fee is deferred and amortized over the life of the respective credit facilities with the effective interest method. In addition, the Company is required to pay exit fees, which are discussed in detail below.

        The Company was also required to pay a fee of 0.25% of the total committed amount contemplated by the August 6, 2010 commitment letter for the Bank Agreement for the period starting from August 6, 2010 up until March 4, 2011 (the effective date of the agreement) and which commitment fee was amended to 0.75% for the period after March 4, 2011, which fees were capitalized in cost of vessels under construction as it related to undrawn committed debt designated for specific newbuildings, and a $4.38 million amendment fee (of which $1.22 million was paid in December 2010 and $3.16 million was paid in January 2011) relating to conditions in respect of the Sinosure-CEXIM credit facility. This amendment fee was deferred and is being amortized over the life of the new debt using the effective interest rate method.

        Principal Payments

        Under the terms of the Bank Agreement (other than the KEXIM-ABN Amro credit facility, which is not covered by the Bank Agreement), the Company is required to make quarterly principal payments in fixed amounts, in relation to the Company's total debt commitments from the Company's lenders under the Bank Agreement and the January 2011 Credit Facilities, as specified in the table below (in thousands):

	February 15,	May 15,	August 15,	November 15,	December 31,	Total
2018	$32,586	$37,589	$44,403	$45,337	$2,055,295	$2,215,210

*

These principal payments represent originally scheduled maturities and assume debt will not be called by the lenders earlier due to the breaches of financial covenants. The Company may elect to make the scheduled payments shown in the above table three months earlier.

        Furthermore, an additional variable payment in such amount that, together with the fixed principal payment (as disclosed above), equals 92.5% of Actual Free Cash Flow for such quarter until the earlier of (x) the date on which the Company's consolidated net leverage is below 6:1 and (y) May 15, 2015; and thereafter through maturity, which will be December 31, 2018 for each covered credit facility, it will be required to make fixed quarterly principal payments in fixed amounts as specified in the Bank Agreement and described above plus an additional payment in such amount that, together with the fixed principal payment, equals 89.5% of Actual Free Cash Flow for such quarter. In addition, any additional amounts of cash and cash equivalents from January 1, 2015 until maturity in excess of the greater of (1) $50 million of accumulated unrestricted cash and cash equivalents and (2) 2% of the Company's consolidated debt, would be applied first to the prepayment of the January 2011 Credit Facilities and after the January 2011 Credit Facilities are repaid, to the outstanding credit facilities covered by the Bank Agreement. The last payment due on December 31, 2018, will also include the unamortized remaining principal debt balances, as such amount will be determinable following the fixed and variable amortization.

        Under the Bank Agreement, "Actual Free Cash Flow" with respect to each credit facility covered thereby is equal to revenue from the vessels collateralizing such facility, less the sum of (a) interest expense under such credit facility, (b) pro rata portion of payments under its interest rate swap arrangements, (c) interest expense and scheduled amortization under the Hyundai Samho Vendor Financing and (d) per vessel operating expenses and pro rata per vessel allocation of general and administrative expenses (which are not permitted to exceed the relevant budget by more than 20%), plus (e) the pro rata share of operating cash flow of any Applicable Second Lien Vessel (which will mean, with respect to an existing facility, a vessel with respect to which the participating lenders under such facility have a second lien security interest and the first lien credit facility has been repaid in full).

        Under the terms of the Bank Agreement, the Company continues to be required to make any mandatory prepayments provided for under the terms of its existing credit facilities and is required to make additional prepayments as follows:

•	50% of the first $300 million of net equity proceeds (including convertible debt and hybrid instruments), after entering into the Bank Agreement and 25% of any additional net equity proceeds; and
•

any debt proceeds (after repayment of any underlying secured debt covered by vessels collateralizing the new borrowings) (excluding the January 2011 Credit Facilities, the Sinosure CEXIM Credit Facility and the Hyundai Samho Vendor Financing), which amounts would first be applied to repayment of amounts outstanding under the January 2011 Credit Facilities and then to the existing credit facilities.

Any equity proceeds retained by the Company and not used within 12 months for certain specified purposes would be applied for prepayment of the January 2011 Credit Facilities and then to the credit facilities covered by the Bank Agreement. The Company would also be required to prepay the portion of a credit facility attributable to a particular vessel upon the sale or total loss of such vessel; the termination or loss of an existing charter for a vessel, unless replaced within a specified period by a similar charter acceptable to the lenders; or the termination of a newbuilding contract. The Company's respective lenders under its credit facilities covered by the Bank Agreement and the January 2011 Credit Facilities may, at their option, require the Company to repay in full amounts outstanding under such respective credit facilities, upon a "Change of Control" of the Company, which for these purposes is defined as (i) Dr. Coustas ceasing to be its Chief Executive Officer, (ii) its common stock ceasing to be listed on the NYSE (or Nasdaq or other recognized stock exchange), (iii) whilst an event of default is continuing, a change in the ultimate beneficial ownership of the capital stock of any of its subsidiaries or ultimate control of the voting rights of those shares, (iv) Dr. Coustas and members of his family ceasing to collectively own over one third of the voting interest in its outstanding capital stock or (v) any other person or group controlling more than 20% of the voting power of its outstanding capital stock.

        Covenants and Events of Defaults

        On January 24, 2011, the Company entered into the Bank Agreement that superseded, amended and supplemented the terms of each of its existing credit facilities (other than its credit facility with KEXIM-ABN Amro) and provided for, among other things, revised financial covenant levels under such existing credit facilities as described below.

        As a result of a decrease in operating income of the Company and the charter attached value of certain of the Company's vessels caused mainly by the loss of contractual revenue from Hanjin Shipping, the Company was in breach of the minimum security cover, consolidated net leverage and consolidated net worth financial covenants related to its loan facilities as of December 31, 2017 and December 31, 2016. In accordance with the guidance related to the classification of obligations that are callable by the lenders, the Company has classified all its long-term debt, net of deferred finance costs as current. The Company is currently in discussions with its lenders regarding non-compliance with these covenants and refinancing the 2018 maturities of substantially all of its debt.

        The Company incurred $14.3 million professional fees related to the refinancing discussions with its lenders reported under "Other income/(expenses), net" in the accompanying Consolidated Statements of Operations for the year ended December 31, 2017.

        Under the Bank Agreement, the financial covenants under each of the Company's existing credit facilities (other than under the KEXIM-ABN Amro credit facility which is not covered thereby, but which has been aligned with those covenants until maturity of the respective facility under the supplemental letter dated September 12, 2013), have been reset to require the Company to:

•

maintain a ratio of (i) the market value of all of the vessels in the Company's fleet, on a charter-inclusive basis, plus the net realizable value of any additional collateral, to (ii) the Company's consolidated total debt above specified minimum levels gradually increasing from 90% through December 31, 2011 to 130% from September 30, 2017 through September 30, 2018;

•

maintain a minimum ratio of (i) the market value of the nine vessels (Maersk Enping (ex Hyundai Smart),  Maersk Exeter (ex Hyundai Speed),  MSC Ambition (ex Hyundai Ambition),  Hyundai Honour (ex Hyundai Together),  Hyundai Respect (ex Hyundai Tenacity),  Express Athens,  Express Rome,  Express Berlin and CMA CGM Rabelais) collateralizing the New Credit Facilities, calculated on a charter-free basis, plus the net realizable value of any additional collateral, to (ii) the Company's aggregate debt outstanding under the New Credit Facilities of 100% from September 30, 2012 through September 30, 2018;

•

maintain minimum free consolidated unrestricted cash and cash equivalents, less the amount of the aggregate variable principal amortization amounts, described above, of $30.0 million at the end of each calendar quarter;

•

ensure that the Company's (i) consolidated total debt less unrestricted cash and cash equivalents to (ii) consolidated EBITDA (defined as net income before interest, gains or losses under any hedging arrangements, tax, depreciation, amortization and any other non-cash item, capital gains or losses realized from the sale of any vessel, finance charges and capital losses on vessel cancellations and before any non-recurring items and excluding any accrued interest due to us but not received on or before the end of the relevant period; provided that non-recurring items excluded from this calculation shall not exceed 5% of EBITDA calculated in this manner) for the last twelve months does not exceed a maximum ratio gradually decreasing from 12:1 on December 31, 2010 to 4.75:1 on September 30, 2018;

•

ensure that the ratio of the Company's (i) consolidated EBITDA for the last twelve months to (ii) net interest expense (defined as interest expense (excluding capitalized interest), less interest income, less realized gains on interest rate swaps (excluding capitalized gains) and plus realized losses on interest rate swaps (excluding capitalized losses)) exceeds a minimum level of 1.50:1 through September 30, 2013 and thereafter gradually increasing to 2.80:1 by September 30, 2018; and

•

maintain a consolidated market value adjusted net worth (defined as the amount by which the Company's total consolidated assets adjusted for the market value of the Company's vessels in the water less cash and cash equivalents in excess of the Company's debt service requirements exceeds the Company's total consolidated liabilities after excluding the net asset or liability relating to the fair value of derivatives as reflected in the Company's financial statements for the relevant period) of at least $400 million.

        For the purpose of these covenants, the market value of the Company's vessels will be calculated, except as otherwise indicated above, on a charter-inclusive basis (using the present value of the "bareboat-equivalent" time charter income from such charter) so long as a vessel's charter has a remaining duration at the time of valuation of more than 12 months plus the present value of the residual value of the relevant vessel (generally equivalent to the charter free value of such a vessel at the age such vessel would be at the expiration of the existing time charter). The market value for newbuilding vessels, all of which currently have multi-year charters, would equal the lesser of such amount and the newbuilding vessel's book value.

        Under the terms of the Bank Agreement, the covered credit facilities also contain customary events of default, including those relating to cross-defaults to other indebtedness, defaults under its swap agreements, non-compliance with security documents, material adverse changes to its business, a Change of Control as described above, a change in its Chief Executive Officer, its common stock ceasing to be listed on the NYSE (or Nasdaq or another recognized stock exchange), a breach of the management agreement for the vessels securing the respective credit facilities and cancellation or amendment of the time charters (unless replaced with a similar time charter with a charterer acceptable to the lenders) for the vessels securing the respective credit facilities.

        Under the terms of the Bank Agreement, the Company generally will not be permitted to incur any further financial indebtedness or provide any new liens or security interests, unless such security is provided for the equal and ratable benefit of each of the lenders party to the Intercreditor Agreement, other than security arising by operation of law or in connection with the refinancing of outstanding indebtedness, with the consent, not to be unreasonably withheld, of all lenders with a lien on the security pledged against such outstanding indebtedness. In addition, the Company would not be permitted to pay cash dividends or repurchase shares of its capital stock unless (i) its consolidated net leverage is below 6:1 for four consecutive quarters and (ii) the ratio of the aggregate market value of its vessels to its outstanding indebtedness exceeds 125% for four consecutive quarters and provided that an event of default has not occurred and the Company is not, and after giving effect to the payment of the dividend, in breach of any covenant.

        Collateral and Guarantees

        Each of the Company's existing credit facilities and swap arrangements, to the extent applicable, continue to be secured by their previous collateral on the same basis, and received, to the extent not previously provided, pledges of the shares of the Company's subsidiaries owning the vessels collateralizing the applicable facilities, cross-guarantees from each subsidiary owning the vessels collateralizing such facilities, assignment of the refund guarantees in relation to any newbuildings funded by such facilities and other customary shipping industry collateral.

January 2011 Credit Facilities (HSH Nordbank—Aegean Baltic Bank—Piraeus Bank, RBS, ABN Amro Club facility, Club Facility and Citibank-Eurobank)

        On January 24, 2011, the Company entered into agreements for the following new term loan credit facilities ("January 2011 Credit Facilities"):

(i)

a $123.8 million credit facility provided by HSH, which is secured by the Maersk Exeter (ex Hyundai Speed), the Express Rome and the CMA CGM Rabelais and customary shipping industry collateral related thereto (the $123.8 million amount includes principal commitment of $23.75 million under the HSH Nordbank—Aegean Baltic Bank—Piraeus Bank credit facility already drawn as of December 31, 2010, which was transferred to the new facility upon finalization of the agreement in 2011);

(ii)	a $100.0 million credit facility provided by RBS, which is secured by the Maersk Enping (ex Hyundai Smart) and the Express Berlin and customary shipping industry collateral related thereto;
(iii)	a $37.1 million credit facility with ABN Amro and lenders participating under the Bank Agreement which is secured by Express Athens and customary shipping industry collateral related thereto;
(iv)

a $83.9 million new club credit facility to be provided, on a pro rata basis, by the other existing lenders participating under the Bank Agreement, which is secured by Hyundai Honour (ex Hyundai Together) and Hyundai Respect (ex Hyundai Tenacity) and customary shipping industry collateral related thereto. This facility was fully repaid in 2017; and

(v)

a $80.0 million credit facility with Citibank and Eurobank, which is secured by the MSC Ambition (ex Hyundai Ambition) and customary shipping industry collateral related thereto ((i)-(v), collectively, the "January 2011 Credit Facilities").

        Interest and Fees

        Borrowings under each of the January 2011 Credit Facilities bear interest at an annual interest rate of LIBOR plus a margin of 1.85%, subject, on and after January 1, 2013, to increases in the applicable margin to: (i) 2.50% if the outstanding indebtedness thereunder exceeds $276 million, (ii) 3.00% if the outstanding indebtedness thereunder exceeds $326 million and (iii) 3.50% if the outstanding indebtedness thereunder exceeds $376 million.

        The Company paid an arrangement fee of 2.00%, or $8.5 million in the aggregate, $3.3 million of which was paid in August 2010 (the date the commitment letter was entered into) and $5.2 million paid in January 2011, which was deferred and is being amortized into the Consolidated Statements of Operations over the life of the respective facilities with the effective interest rate method. Furthermore, the Company paid a commitment fee of 0.75% per annum payable quarterly in arrears on the committed but undrawn portion of the respective loan.

        On October 22, 2014, the Company entered into a supplemental agreement with the lenders under the HSH Nordbank AG-Aegean Baltic Bank-Piraeus Bank credit facility in relation to the use of proceeds from the sale of 5 mortgaged vessels (the Marathonas, the Commodore, the Duka, the Mytilini and the Messologi), all of which were sold during the year ended December 31, 2014 for an aggregate of $55.2 million gross sale proceeds less sale commissions, of which $18.2 million was applied against prepayment of the respective facility on August 18, 2014. The remaining $37.0 million were used to finance the acquisition of two secondhand containership vessels delivered on November 5, 2014. The Company paid the lenders a fee of $0.09 million for fully utilizing the remaining $37.0 million. This fee is deferred and amortized over the life of the respective credit facility with the effective interest method.

        Principal Payments

        Under the Bank Agreement, the Company was not required to repay any outstanding principal amounts under its January 2011 Credit Facilities until May 15, 2013 and thereafter it is required to make quarterly principal payments in fixed amounts as specified in the Bank Agreement plus an additional quarterly variable amortization payment, all as described above under "—Bank Agreement—Principal Payments."

        Covenants, Events of Default and Other Terms

        The January 2011 Credit Facilities contain substantially the same financial and operating covenants, events of default, dividend restrictions and other terms and conditions as applicable to the Company's then outstanding credit facilities as revised under the Bank Agreement described above.

        Collateral and Guarantees

        Lenders participating in the $83.9 million club credit facility described above received a lien on Hyundai Honour (ex Hyundai Together) and Hyundai Respect (ex Hyundai Tenacity) as additional security in respect of the pre-existing credit facilities the Company had with such lenders. The lenders under the other January 2011 Credit Facilities also received a lien on the respective vessels securing such January 2011 Credit Facilities as additional collateral in respect of its pre-existing credit facilities and interest rate swap arrangements with such lenders and Citibank and Eurobank also received a second lien on MSC Ambition (ex Hyundai Ambition) as collateral in respect of its previously unsecured interest rate arrangements with them.

        In addition, HSH Nordbank—Aegean Baltic Bank—Piraeus Bank also received a second lien on the Deva, the Europe and the CSCL Pusan as collateral in respect of all borrowings from HSH Nordbank—Aegean Baltic Bank—Piraeus Bank. RBS also received a second lien on the Derby D, the CSCL America and the CSCL Le Havre as collateral in respect of all borrowings from RBS. In 2016, following the repayment of the KEXIM loan, the second lien on the CSCL America became a first lien on RBS loan and the second lien on the Europe became a first lien on HSH Nordbank—Aegean Baltic Bank—Piraeus Bank loan.

        The Company's obligations under the January 2011 Credit Facilities are guaranteed by its subsidiaries owning the vessels collateralizing the respective credit facilities. The Company's Manager has also provided an undertaking to continue to provide the Company with management services and to subordinate its rights to the rights of its lenders, the security trustee and applicable hedge counterparties.

Sinosure-CEXIM-Citibank-ABN Amro Credit Facility

        On February 21, 2011, the Company entered into a bank agreement with Citibank, acting as agent, ABN Amro and the Export-Import Bank of China ("CEXIM") for a senior secured credit facility (the "Sinosure-CEXIM Credit Facility") of up to $203.4 million, in three tranches each in an amount equal to the lesser of $67.8 million and 60.0% of the contract price for the newbuilding vessels, CMA CGM Tancredi,  CMA CGM Bianca and CMA CGM Samson, securing such tranche for post-delivery financing of these vessels. The Company took delivery of the respective vessels in 2011. The China Export & Credit Insurance Corporation, or Sinosure, covers a number of political and commercial risks associated with each tranche of the credit facility.

        Borrowings under the Sinosure-CEXIM Credit Facility bear interest at an annual interest rate of LIBOR plus a margin of 2.85% payable semi-annually in arrears. The Company is required to repay principal amounts drawn under each tranche of the Sinosure-CEXIM Credit Facility in consecutive semi-annual installments over a ten-year period commencing after the delivery of the respective newbuilding being financed by such amount through the final maturity date of the respective tranches and repay the respective tranche in full upon the loss of the respective newbuilding.

        Covenants, Events of Default and Other Terms

        The Sinosure-CEXIM credit facility was amended and restated, effective on June 30, 2013, to align its financial covenants with the Company's Bank Agreement (except for the minimum ratio of the charter free market value of certain vessels, as described in the Bank Agreement, which is not applicable) described above and continues to require the Company to maintain a minimum ratio of the market value of the vessel collateralizing a tranche of the facility to debt outstanding under such tranche of 125%.

        The Sinosure-CEXIM credit facility also contains customary events of default, including those relating to cross-defaults to other indebtedness, defaults under its swap agreements, non-compliance with security documents, material adverse changes to its business, a Change of Control as described above, a change in its Chief Executive Officer, its common stock ceasing to be listed on the NYSE (or Nasdaq or another recognized stock exchange), a breach of the management agreement for the mortgaged vessels and cancellation or amendment of the time charters (unless replaced with a similar time charter with a charterer acceptable to the lenders) for the mortgaged vessels.

        The Company will not be permitted to pay cash dividends or repurchase shares of its capital stock unless (i) its consolidated net leverage is below 6:1 for four consecutive quarters and (ii) the ratio of the aggregate market value of its vessels to its outstanding indebtedness exceeds 125% for four consecutive quarters and provided that an event of default has not occurred and the Company is not, and after giving effect to the payment of the dividend is not, in breach of any covenant.

        Collateral

        The Sinosure-CEXIM Credit Facility is secured by customary post-delivery shipping industry collateral with respect to the vessels, CMA CGM Tancredi,  CMA CGM Bianca and CMA CGM Samson, securing the respective tranche.

Exit Fees

        The Company is required to pay Exit Fees of $25.0 million and, in the respective proportion to facilities covered by the Bank Agreement and the January 2011 Credit Facilities, are payable the earlier of (a) December 31, 2018 and (b) the date on which the respective facilities are repaid in full. In the year ended December 31, 2017, the Company paid $1.0 million of Exit Fees on loan facilities fully repaid within the year. The Exit Fees will accrete in the Consolidated Statements of Operations over the life of the respective facilities (with the effective interest rate method) and are reported under "Current portion of long-term debt, net" and "Long-term debt, net", respectively in the Consolidated Balance Sheets. The Company has recognized under "Current portion of long-term debt, net" an amount of $21.1 million and $18.9 million as of December 31, 2017 and December 31, 2016, respectively. Exit fees of $3.2 million, $3.4 million and $3.6 million were accrued and reported under "Other finance expenses" in the years ended December 31, 2017, December 31, 2016 and December 31, 2015, respectively.

        Credit Facilities Summary Table

Credit Facility	Outstanding Principal Amount (in millions)(1)	Collateral Vessels
The Royal Bank of Scotland(2)	$634.9

The Hyundai Progress, the Highway (ex Hyundai Highway), the Bridge (ex Hyundai Bridge), the Zim Monaco, the Express Argentina, the Express France, the Express Spain, the CMA CGM Racine, the CSCL America and the CMA CGM Melisande

HSH Nordbank—Aegean Baltic Bank—Piraeus Bank(3)	$622.9

The Vladivostok (ex Hyundai Vladivostok), the Advance (ex Hyundai Advance), the Stride (ex Hyundai Stride), the Future (ex Hyundai Future), the Sprinter (ex Hyundai Sprinter), the Amalia C, the MSC Zebra, the Danae C, the Dimitris C, the Performance, the Europe and the Priority

Citibank	$117.3	The CMA CGM Moliere, the CMA CGM Musset , the Hyundai Honour (ex Hyundai Together) and the Hyundai Respect (ex Hyundai Tenacity)
Deutsche Bank	$156.1	The Zim Rio Grande, the Zim Sao Paolo and the Zim Kingston (ex OOCL Istanbul), the Hyundai Honour (ex Hyundai Together) and the Hyundai Respect (ex Hyundai Tenacity)
Credit Suisse	$176.2	The Zim Luanda, the CMA CGM Nerval and the YM Mandate the Hyundai Honour (ex Hyundai Together) and the Hyundai Respect (ex Hyundai Tenacity)
ABN Amro—Bank of America Merrill Lynch—Burlington—National Bank of Greece	$199.3	The Colombo, the YM Seattle, the YM Vancouver and the Singapore (ex YM Singapore)
EnTrustPermal—Credit Suisse—CitiGroup	$220.7

The Zim Dalian (ex OOCL Novorossiysk), the Express Brazil, the YM Maturity, the Express Black Sea, the CMA CGM Attila, the Hyundai Honour (ex Hyundai Together) and the Hyundai Respect (ex Hyundai Tenacity)

KEXIM-ABN Amro	$23.1	The CSCL Pusan and the CSCL Le Havre
January 2011 Credit Facilities
HSH Nordbank—Aegean Baltic Bank—Piraeus Bank(3)	$17.2	The Maersk Exeter (ex Hyundai Speed), the Express Rome and the CMA CGM Rabelais
RBS(2)	$24.3	The Maersk Enping (ex Hyundai Smart) and the Express Berlin
ABN Amro Club Facility	$8.8	The Express Athens
Citibank-Eurobank	$37.6	The MSC Ambition (ex Hyundai Ambition)
Sinosure—CEXIM—Citibank—ABN Amro	$81.3	The CMA CGM Tancredi, the CMA CGM Bianca and the CMA CGM Samson

(1)	As of December 31, 2017.
(2)	Pursuant to the Bank Agreement, this credit facility is also secured by a second priority lien on the Derby D and the CSCL Le Havre.
(3)	Pursuant to the Bank Agreement, this credit facility is also secured by a second priority lien on the Deva and the CSCL Pusan.

        As of December 31, 2017, there was no remaining borrowing availability under any of the Company's credit facilities.

        The weighted average interest rate on long-term borrowings for the years ended December 31, 2017, 2016 and 2015 was 3.1%, 2.6% and 2.4%, respectively.

        Total interest paid during the years ended December 31, 2017, 2016 and 2015 was $74.6 million, $69.2 million and $71.8 million, respectively.

        The total amount of interest cost incurred and expensed in 2017 was $75.4 million (2016: $70.3 million, 2015: $70.4 million).